QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-KSB of QRS Music Technologies, Inc. for the year ended June 30, 2003, I, Ann Jones, Chief Financial Officer of QRS Music Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1)   such Annual Report on Form 10-KSB for the year ended June 30, 2003, fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in such Annual Report on Form 10-KSB for the year ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of QRS Music Technologies, Inc.

/s/ ANN JONES Ann Jones Chief Financial Officer

September 26, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to QRS Music Technologies, Inc. and will be retained by QRS Music Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

32

QuickLinks

  Exhibit 32.1